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                                                                   EXHIBIT 10.1


                                                                  EXECUTION COPY

                              SEVENTH AMENDMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT

         THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT, dated as of the 18th day of October, 2002 (this "Amendment"), is made by and among AMERICAN TOWER CORPORATION, a Delaware corporation (the "Parent"), AMERICAN TOWER, L.P., a Delaware limited partnership ("AT LP"), AMERICAN TOWERS, INC., a Delaware corporation ("AT Inc."), TOWERSITES MONITORING, INC., a Delaware corporation ("Towersites") and AMERICAN TOWER INTERNATIONAL, INC., a Delaware corporation (collectively, with AT LP, AT Inc. and Towersites, the "Borrowers"), VERESTAR, INC., a Delaware corporation ("Verestar"), THE FINANCIAL INSTITUTIONS SIGNATORIES HERETO and TORONTO DOMINION (TEXAS), INC., as administrative agent (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:

         WHEREAS, the Borrowers, Verestar, the Lenders (as defined therein), the Issuing Bank (as defined therein) and the Administrative Agent are all parties to that certain Amended and Restated Loan Agreement dated as of January 6, 2000 (as previously amended and as hereafter amended, modified, restated and supplemented from time to time, the "Loan Agreement"); and

         WHEREAS, the Borrowers have requested amendments to certain provisions of the Loan Agreement, and, subject to the terms and conditions set forth herein, the Lenders are willing to amend certain provisions of the Loan Agreement as more specifically set forth herein;

         NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that all capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Loan Agreement, and further hereby agree as follows:

         1. Amendments. The Loan Agreement is hereby amended as more fully set forth below:

         (a) Amendments to Article 1.

         (i) Section 1.1 of the Loan Agreement, Definitions, is hereby amended by deleting the definitions of "Borrowers" and "Change of Control" in their entirety and by substituting the following definitions in lieu thereof:

                  "`Borrowers' shall mean, collectively, AT L.P., AT Inc., Towersites Monitoring, Inc., a Delaware corporation, and ATC International, and shall include such other Persons as may be approved by the Majority Lenders at such time as any such





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         Person executes and delivers to the Administrative Agent an assignment and assumption agreement in form and substance satisfactory to the Administrative Agent and also executes and delivers to the Administrative Agent every other Loan Document as executed by the other Borrowers; and "Borrower" shall mean any one of the foregoing."

                  "`Change of Control' shall mean (a) the failure of the Parent to own, directly or indirectly, one hundred percent (100%) of the ownership interests of each of the Borrowers, (b) the failure of AT Inc. to own, directly or indirectly, one hundred percent (100%) of the ownership interests of ATC Operating (unless ATC Operating is merged with or into AT Inc.), (c) the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of any Borrower's assets to any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act) other than to the other Borrowers or any wholly-owned direct or indirect Restricted Subsidiary of AT Inc., (d) the adoption of a plan relating to the liquidation or dissolution of the Parent, (e) the acquisition, directly or indirectly, by any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act) of forty percent (40%) or more of the voting power of the voting stock of the Parent by way of merger or consolidation or otherwise and such Persons (or group) own more voting power than the Principal Shareholders, or (f) the Continuing Directors cease for any reason to constitute a majority of the directors of the Parent then in office."

         (ii) Section 1.1 of the Loan Agreement, Definitions, is hereby further amended by deleting each of the definitions of "Incremental Facility Commitment," Incremental Facility Loans," "Incremental Facility Maturity Date," "Incremental Facility Note," and "Notice of Incremental Facility Commitment," in its entirety; furthermore, each such term is deleted in each place such term is used in the Loan Agreement.

         (b) Amendments to Article 2.

         (i) Amendment to Section 2.3(f). Sections 2.3(f)(i) and (ii) of the Loan Agreement, Applicable Margin, is hereby amended by deleting such subsections in their entirety and substituting in lieu thereof the following:

         "(f) Applicable Margin.

                  (i) Revolving Loans and Term Loan A Loans. With respect to any Advance under the Revolving Loan Commitments or the Term Loan A Commitments, the Applicable Margin shall be as set forth in a certificate of the chief financial officer of a Borrower delivered to the Administrative Agent based upon the Leverage Ratio for the most recent fiscal quarter end for which financial statements are furnished by the Borrowers to the Administrative Agent and each Lender for the fiscal quarter most recently ended as follows:

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                                                         Base Rate      LIBOR
                                                          Advance      Advance
                                                         Applicable   Applicable
                         Leverage Ratio                    Margin       Margin
                         --------------                    ------       ------

         A.  Greater than 7.00 to 1.00                     2.250%       3.250%

         B.  Greater than 6.50 to 1.00, but less than
             or equal to 7.00 to 1.00                      2.000%       3.000%

         C.  Greater than 6.00 to 1.00, but less than
             or equal to 6.50 to 1.00                      1.750%       2.750%

         D.  Greater than 5.00 to 1.00, but less than
             or equal to 6.00 to 1.00                      1.500%       2.500%

         E.  Greater than 4.00 to 1.00, but less than
             or equal to 5.00 to 1.00                      1.250%       2.250%

         F.  Less than or equal to 4.00 to 1.00            1.000%       2.000%

         Notwithstanding the foregoing, the Applicable Margin with respect to Advances under the Revolving Loan Commitments and the Term Loan A Commitments from the effective date of the Seventh Amendment hereto dated as of October 18, 2002 through and including September 30, 2003 shall not be less than (A) with respect to Base Rate Advances, 1.500% and (B) with respect to LIBOR Advances, 2.500%.

                  (ii) Term Loan B Loans. With respect to any Advance under the Term Loan B Commitments, the Applicable Margin shall be, (a) with respect to Base Rate Advances, 2.500%, and (b) with respect to LIBOR Advances, 3.500%."

         (ii) Amendment to Section 2.7. Section 2.7(b)(x) of the Loan Agreement, Incremental Facility Maturity Date, is hereby deleted in its entirety.

         (iii) Amendment to Section 2.15. Section 2.15 of the Loan Agreement, Incremental Facility Advances, is hereby deleted in its entirety.

         (c) Amendments to Article 7.

         (i) Amendments to Section 7.6. Section 7.6 of the Loan Agreement, Investments and Acquisitions, is hereby further amended by deleting such section in its entirety and substituting in lieu thereof the following:

                  "Section 7.6 Investments and Acquisitions. The Borrowers shall not, and shall not permit any of the Restricted Subsidiaries to, directly or indirectly, make any loan or advance, or otherwise acquire for consideration evidences of Indebtedness, capital





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         stock or other securities of any Person or other assets or property
         (other than assets or property in the ordinary course of business), or make any Acquisition or Investment; provided, however, that the Borrowers and the Restricted Subsidiaries may:

                  (a) directly or through a brokerage account or investment advisor (i) purchase marketable, direct obligations of the United States of America, its agencies and instrumentalities maturing within three hundred sixty-five (365) days of the date of purchase, (ii) purchase commercial paper and other short-term obligations and business savings accounts issued by corporations, each of which shall have a combined net worth of at least $100,000,000.00 and each of which conducts a substantial part of its business in the United States of America, maturing within two hundred seventy (270) days from the date of the original issue thereof, and whose issuer is, at the time of purchase, rated "P-2" or better by Moody's or "A-2" or better by Standard and Poor's; (iii) purchase repurchase agreements, bankers' acceptances, and domestic and Eurodollar certificates of deposit maturing within three hundred sixty-five (365) days of the date of purchase which are issued by, or time deposits maintained with, (A) a United States national or state bank (or any domestic branch of a foreign bank) subject to supervision and examination by federal or state banking or depository institution authorities and having capital, surplus and undivided profits totaling more than $100,000,000.00 and rated "A" or better by Moody's or Standard and Poor's, or (B) a Broker/Dealer, and (iv) invest in money market funds having a rating from Moody's and Standard and Poor's in the highest investment category granted thereby;

                  (b) so long as no Default then exists or would be caused thereby, establish Unrestricted Subsidiaries and make Investments in
         (i) such Unrestricted Subsidiaries (in addition to Investments permitted under Section 7.6(e), (g) and (j) hereof), (ii) [reserved] and (iii) Persons (other than Verestar, Inc. or its Subsidiaries) primarily engaged in domestic and foreign communications tower and tower related businesses (but not Teleport Businesses), directly or indirectly; provided that, after giving effect to such additional Investment, the aggregate Net Investment Amount made pursuant to the provisions of this Section 7.6(b) shall not exceed, from and after the effective date of the Seventh Amendment hereto dated as of October 18, 2002, $50,000,000.00 at any time; provided further that, in the case of Investments made pursuant to clause (iii) of this Section 7.6(b), the Parent, any Borrower or any of the Restricted Subsidiaries has executed a binding acquisition, merger, lease/sublease or management agreement with such Person and that notwithstanding the foregoing Unrestricted Subsidiaries may make Investments and Acquisitions otherwise prohibited under this Section 7.6 hereof (provided, however, that Unrestricted Subsidiaries (1) may not make Investments in Verestar, Inc. or its Subsidiaries and (2) shall, from and after the effective date of the Seventh Amendment hereto dated as of October 18, 2002, make Investments only in Persons primarily engaged in domestic and foreign communications tower and tower related businesses (but not Teleport Businesses));

                  (c) so long as no Default then exists or would be caused thereby, and subject to compliance with Section 5.13 hereof, make Acquisitions; provided, however,

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         that the Borrowers and the Restricted Subsidiaries may not make any
         Acquisitions of (i) tower management businesses, (ii) tower site management businesses or (iii) Teleport Businesses;

                  (d) [Reserved];

                  (e) make Investments consisting of the Sconnix Note;

                  (f) [Reserved];

                  (g) so long as no Default then exists or would be caused thereby, make loans to 116 Huntington in an aggregate amount not to exceed at any time outstanding $2,700,000;

                  (h) so long as no Default then exists or would be caused thereby, (i) make loans and advances to employees of the Parent, any Borrower or any of the Restricted Subsidiaries in the ordinary course of business and (ii) receive notes from employees in an amount not to exceed $5,000,000.00 in the aggregate outstanding at any time in connection with the exercise of stock options;

                  (i) [Reserved]; and

                  (j) all Investments made by the Borrowers and their Subsidiaries in Verestar, Inc. and its Subsidiaries on or prior to the date of the Seventh Amendment hereto dated as of October 18, 2002; provided, that after the date of the Seventh Amendment hereto dated as of October 18, 2002, so long as no Default then exists or would be caused thereby, the Borrowers and their Subsidiaries may make secured loans (but not investments) in an aggregate amount at any one time outstanding not to exceed $25,000,000 to Verestar, Inc. and its Subsidiaries so long as the notes evidencing such loans are pledged to the Administrative Agent as Collateral.

         Notwithstanding the limitations set forth elsewhere in this Section 7.6, the Borrowers and the Restricted Subsidiaries may make Acquisitions and Investments using Capital Stock of the Parent in lieu of cash (and the value of such Capital Stock shall be excluded from the monetary limitations set forth above in this Section 7.6)."

         (ii) Amendment to Section 7.8. Section 7.8 of the Loan Agreement, Leverage Ratio, is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

                  "Section 7.8 Leverage Ratio. (a) As of the end of any calendar quarter, (b) at the time of any Advance hereunder (after giving effect to such Advance) and (c) at the time of the issuance of any Letter of Credit (after giving effect to such Letter of Credit), the Borrowers shall not permit the Leverage Ratio to exceed the ratios set forth below during the periods indicated:

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                  Period                                         Ratio
                  ------                                         -----

         July 1, 2002 through
         September 30, 2002                                   6.75 to 1.00

         October 1, 2002 through
         March 31, 2003                                       6.00 to 1.00

         April 1, 2003 through
         September 30, 2003                                   5.50 to 1.00

         October 1, 2003 through
         March 31, 2004                                       4.75 to 1.00

         April 1, 2004 through
         September 30, 2004                                   4.25 to 1.00

         October 1, 2004 through
         March 31, 2005                                       3.75 to 1.00

         April 1, 2005 and thereafter                        3.50 to 1.00"

         (iii) Amendment to Section 7.10. Section 7.10 of the Loan Agreement, Annualized Operating Cash Flow to Pro Forma Debt Service, is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

                  "Section 7.10 Annualized Operating Cash Flow to Pro Forma Debt Service. (a) As of the end of any calendar quarter, (b) at the time of any Advance hereunder (after giving effect to such Advance) and (c) at the time of the issuance of any Letter of Credit (after giving effect to such Letter of Credit), the Borrowers, on a consolidated basis, shall not permit the ratio of (i) Annualized Operating Cash Flow for such fiscal quarter or, if applicable, the most recently completed fiscal quarter to (ii) Pro Forma Debt Service on such date to be less than the ratio for such quarter as set forth below:

                  Period                                         Ratio
                  ------                                         -----

         Agreement Date
         through September 30, 2002                            1.10:1.00

         October 1, 2002
         and thereafter                                       1.00:1.00"






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         (d) Amendment to Article 8. Section 8.1(q) of the Loan Agreement, is
hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                  "(q) the Parent shall sell or issue any Capital Stock (other than net proceeds in an amount not to exceed $2,000,000.00 in the aggregate after the Agreement Date from the sale of securities in connection with any employee stock option plan of the Parent or any of its Subsidiaries) or Indebtedness for cash, the net proceeds of which are not contributed as equity to the Borrowers, other than Capital Stock issued in connection with an Acquisition permitted hereunder or Indebtedness for Money Borrowed permitted under Section 8.1(p)(iii) hereof."

         2. Amendments to Loan Documents.

         (a) Amendment to Security Agreement of Verestar. Section 7 of the Security Agreement of Verestar, Covenants Regarding Contracts, Other Contracts and Leases, is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

                  "7. [Reserved]."

         (b) Amendments to Subsidiary Security Agreements. Section 8 of each of the Subsidiary Security Agreements of the Subsidiaries of Verestar, Covenants Regarding Contracts, Other Contracts and Leases, is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

                  "8. [Reserved]."

         (c) Amendment to Loan Documents.

         (i) No Subsidiary of Verestar shall be deemed to be a "Restricted Subsidiary" or part of the "Restricted Subsidiaries" respectively.

         (ii) None of Verestar or any of its Subsidiaries shall be deemed to be an "ERISA Affiliate" or part of the "ERISA Affiliates" respectively. Notwithstanding anything to the contrary in this Amendment, Verestar shall not, and shall not permit any of its Subsidiaries to (a) adopt any new Plan (as defined in the Loan Agreement) after the date hereof, (b) enter into any Multiemployer Plan (as defined in the Loan Agreement), (c) make any changes to the terms of a Plan in which their employees currently participate that would materially increase the cost of such Plan to Verestar or its Subsidiaries or (d) except to the extent otherwise permitted under Applicable Law, permit the assets of any of their respective Plans (as defined in the Loan Agreement) to be less than the amount necessary to provide all accrued benefits under such Plans.

         3. Verestar Acknowledgements.






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         (a) Verestar hereby acknowledges that on or prior to the date hereof that it has made the determination that the Parent and the Borrowers have made investments of cash and assets in Verestar in the aggregate amount of approximately $550,000,000.00, a portion or a significant portion of which was made with proceeds from Advances made under the Loan Agreement. Verestar hereby further acknowledges that prior to the date hereof, Verestar was a "Borrower" under the Loan Agreement and a guarantor pursuant to that certain Borrower's Guaranty dated as of March 26, 2001 (the "Verestar Guaranty"), that the aggregate principal amount of Loans outstanding under the Loan Agreement as of the date hereof is $1,519,162,097.00, and that Verestar, as a co-Borrower, is jointly and severally liable for such Loans as a co-Borrower, all of which remain outstanding as of the date hereof. Verestar hereby acknowledges and agrees that it remains the obligor of the Loans, that it remains liable to the Lenders for the repayment of the Loans (together with interest thereon and including, without limitation, any interest, fees and other charges on the Loans or otherwise under the Loan Documents that would accrue but for the filing of a bankruptcy action with respect to any Borrower, whether or not such claim is allowed in such bankruptcy action) and any Obligations under the Loan Agreement incurred in connection with or arising out of all Loans outstanding under the Loan Agreement remain subject to repayment by Verestar as a co-Borrower pursuant to the terms and conditions of the Loan Agreement applicable to Loans made under the Loan Agreement. Verestar hereby agrees that nothing set forth in this Amendment shall be deemed to release Verestar from any obligations and/or Obligations that it may have with respect to the Loans or otherwise under the Verestar Guaranty. Furthermore, Verestar agrees that it will remain bound by Sections 7.1, 7.2, 7.3, 7.5, 7.6, 7.7, 7.12, and 7.14 of the Loan Agreement
(except for loans from and Liens in favor of the Borrowers or any Restricted Subsidiary). Each of Verestar and the Parent agrees that it shall be a condition of any release of any Loan Documents or Liens thereunder in connection with any sale or disposition of the stock or assets of Verestar or any of its Subsidiaries that all of the Net Proceeds of such sale or disposition be paid to the Administrative Agent to be applied in accordance with Section 2.7(b)(iii) of the Loan Agreement, Repayments and Prepayments, Unreinvested Net Proceeds from Asset Sales and Insurance and Condemnation Proceedings (without giving effect to any reinvestment period under the Loan Agreement). Upon the receipt by the Administrative Agent of the Net Proceeds of any sale or disposition of the Capital Stock of Verestar or its Subsidiaries or any assets of Verestar or its Subsidiaries, the Administrative Agent and the Lenders shall, at Verestar's expense, take such actions as Verestar reasonably requests to cause Verestar and its Subsidiaries to be released from its obligations under the Verestar Guaranty and the Verestar Subsidiary Guaranties, respectively or any other Loan Documents to which it is a party and any Liens thereunder. For the purposes of Sections 8.1(e), 8.1(l) and 8.1(m) of the Loan Agreement, the Loan Documents to which Verestar and its Subsidiaries are party shall not be deemed to be "Loan Documents" or "Security Documents."

         (b) The Parent, the Borrowers and Verestar hereby represent and warrant that there are no obligations of Verestar with respect to which any of the Parent or the Borrowers are obligors or guarantors except as disclosed on
Schedule 1 attached hereto. The Majority Lenders hereby acknowledge and agree that the guaranties existing as of the date hereof set forth on Schedule 1 attached hereto shall constitute permitted Guaranties under the Loan Agreement.

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         (c) The Parent hereby confirms that as of the date hereof Verestar is a wholly-owned direct Subsidiary of the Parent.

         (d) Verestar hereby confirms that the Verestar Guaranty to which it is a party or otherwise bound will continue to guarantee to the fullest extent possible in accordance with the Verestar Guaranty the payment and performance of all "Guarantied Obligations" under the Verestar Guaranty, including without limitation the payment and performance of all Obligations of the Borrowers now or hereafter existing under or in respect of the Loan Agreement and the Notes defined therein.

         (e) Verestar acknowledges and agrees that the Verestar Guaranty and any other Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, and shall not be impaired or limited by the execution or effectiveness of this Amendment. Verestar represents and warrants that all representations and warranties contained in the Loan Agreement, this Amendment, the Verestar Guaranty and any other Loan Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         (f) Verestar acknowledges and agrees that nothing in the Loan Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of Verestar to any future amendments to the Loan Agreement.

         4. Verestar Subsidiary Acknowledgments.

         (a) Each of Maritime Telecommunications Network, Inc., Verestar International, Inc. and Verestar Networks, Inc. are collectively referred to herein as the "Verestar Subsidiary Guarantors", and the Subsidiary Guaranties executed by the Verestar Subsidiary Guarantors are collectively referred to herein as the "Verestar Subsidiary Guaranties".

         (b) Each Verestar Subsidiary Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Loan Agreement and this Amendment. Each Verestar Subsidiary Guarantor hereby confirms that the Verestar Subsidiary Guaranty to which it is a party or otherwise bound will continue to guarantee, as the case may be, to the fullest extent possible in accordance with such Verestar Subsidiary Guaranty the payment and performance of all "Guarantied Obligations" under each of the Verestar Subsidiary Guaranties, as the case may be (in each case as such term is defined in the applicable Verestar Subsidiary Guaranty), including without limitation the payment and performance of all Obligations of the Borrowers now or hereafter existing under or in respect of the Loan Agreement and the Notes defined therein.

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

         (c) Each Verestar Subsidiary Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Verestar Subsidiary Guarantor represents and warrants that all representations and warranties contained in the Loan Agreement, this Amendment and any other Loan Document to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         (d) Each Verestar Subsidiary Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Verestar Subsidiary Guarantor is not required by the terms of the Loan Agreement or any other Loan Document to consent to the amendments of the Loan Agreement effected pursuant to this Amendment and (ii) nothing in the Loan Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Verestar Subsidiary Guarantor to any future amendments to the Loan Agreement.

         5. No Other Amendments. Except for the amendments set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No amendment, waiver or consent by the Administrative Agent, the Issuing Bank or the Lenders under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent, the Issuing Bank and the Lenders expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance). Except as set forth herein, the amendments agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent, the Issuing Bank and the Lenders at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative Agent, the Issuing Bank, the Lenders or the Majority Lenders to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

         6. Conditions Precedent. The effectiveness of this Amendment is subject to:

         (a) receipt by the Administrative Agent of duly executed signature pages to this Amendment from the Majority Lenders;

         (b) receipt by the Administrative Agent of duly executed signature pages to this Amendment from the Parent, the Borrowers, Verestar, and each of the Verestar Subsidiary Guarantors and Guarantors;

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

         (c) payment from funds received from the Borrowers by the Administrative Agent to each Lender delivering executed signature pages to this Amendment on or prior to 12 noon (New York City time), Friday, October 18, 2002 of an amendment fee equal to one quarter of one percent (0.25%) of the amount of Term Loan A Loans, Term Loan B Loans and Revolving Loan Commitments held by such Lender; and

         (d) the representations and warranties contained in Article 4 of the Loan Agreement and contained in the other Loan Documents remaining true and correct as of the date hereof, both before and after giving effect to this Amendment, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement or such other Loan Document, as applicable, or to the extent relating specifically to the earlier date. No Default or Event of Default now exists or will be caused hereby.

         7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

         8. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

         9. Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

         10. Guarantor Acknowledgment.

         (a) Each of ATC GP, Inc., ATC Operating, Inc., ATC LP, Inc., ATS/PCS, LLC, OmniAmerica Holdings Corporation, OmniAmerica Towers, Inc., New Loma Communications, Inc., ATC Tower Services, Inc., Comm Site International, Inc., Comm Site Towers, Inc., US Sitelease, Inc., American Tower PA LLC, Unisite, Inc., American Tower Delaware Corporation, American Tower Management, Inc., ATC Midwest, LLC, Telecom Towers, LLC, Shreveport Tower Company, American Tower Trust #1, ATC South LLC, MHB Tower Rentals of America, LLC, ATC International Holding Corp., Flash Technology International, Inc., American Tower Trust #2, Kline Iron & Steel Co., Inc., Carolina Towers, Inc., ATC Mexico Holding Corp., ATC MexHold, Inc. and ATC South America Holding Corp. are collectively referred to herein as the "Guarantors," and the Guaranties executed by the Guarantors are collectively referred to herein as the "Guaranties."

         (b) Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Loan Agreement and this Amendment. Each Guarantor hereby confirms that the Guaranty to which it is a party or otherwise bound will continue to guarantee, as the case may be, to the fullest extent possible in accordance with such Guaranty the payment and performance of all "Guarantied Obligations" under each of the Guaranties, as the case may be (in each case as such term is defined in the applicable Guaranty), including without limitation the payment and performance of all Obligations of the Borrowers now or hereafter existing under or in respect of the Loan Agreement and the Notes defined therein.

         (c) Each Guarantor acknowledges and agrees that any of the other Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Loan Agreement, this Amendment and any other Loan Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         (d) Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Loan Agreement or any other Loan Document to consent to the amendments of the Loan Agreement effected pursuant to this Amendment and (ii) nothing in the Loan Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Loan Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year first above written.

BORROWERS:              AMERICAN TOWER, L.P., a Delaware limited partnership

                        By ATC GP INC., its General Partner


                        By        //Brad Singer//
                             --------------------------------------------------
                             Name:  Brad Singer
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------


                        AMERICAN TOWERS, INC., a Delaware corporation


                        By        //Brad Singer//
                             --------------------------------------------------
                             Name:  Brad Singer
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------


                        TOWERSITES MONITORING, INC., a Delaware corporation


                        By        //Brad Singer//
                             --------------------------------------------------
                             Name:  Brad Singer
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------


                        AMERICAN TOWER INTERNATIONAL, INC., a
                                        Delaware corporation

                        By        //Brad Singer//
                             --------------------------------------------------
                             Name:  Brad Singer
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------





                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                                Signature Page 1

PARENT:                 AMERICAN TOWER CORPORATION, a Delaware corporation

                        By        //Brad Singer//
                             --------------------------------------------------
                             Name:  Brad Singer
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------


VERESTAR:               VERESTAR, INC., a Delaware corporation


                        By        //Matthew Petzold//
                             --------------------------------------------------
                             Name:  Matthew Petzold
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------



                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                                Signature Page 2

ADMINISTRATIVE AGENT
AND LENDERS:            TORONTO DOMINION (TEXAS), INC.,
                        as Administrative Agent and as a Lender


                        By:       //Jim Bridwell//
                             --------------------------------------------------
                             Name:    Jim Bridwell
                                  ---------------------------------------------
                             Title:    Vice President
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                                Signature Page 3

                        ADDISON CDO, LIMITED (#1279)
                        By: Pacific Investment Management Company, LLC, as its Investment Advisor


                        By:       //Mohan V. Phansalkar//
                             ---------------------------------------------------
                             Name:    Mohan V. Phansalkar
                                  ----------------------------------------------
                             Title:    Executive Vice President
                                   ---------------------------------------------


                        ATHENA CDO, LIMITED (#1277)
                        By: Pacific Investment Management Company, LLC, as its Investment Advisor


                        By:       //Mohan V. Phansalkar//
                             ---------------------------------------------------
                             Name:    Mohan V. Phansalkar
                                  ----------------------------------------------
                             Title:    Executive Vice President
                                   ---------------------------------------------


                        CAPTIVA III FINANCE LTD. (Acct 275),
                        As advised by Pacific Investment Management Company, LLC


                        By:       //David Dyer//
                             ---------------------------------------------------
                             Name:    David Dyer
                                  ----------------------------------------------
                             Title:    Director
                                   ---------------------------------------------


                        CAPTIVA IV FINANCE LTD. (Acct 1275),
                        As advised by Pacific Investment Management Company, LLC


                        By:       //David Dyer//
                             ---------------------------------------------------
                             Name:    David Dyer
                                  ----------------------------------------------
                             Title:    Director
                                   ---------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                                Signature Page 4

                        JISSEKIKUN FUNDING, LTD. (#1288)
                        By: Pacific Investment Management Company, LLC, as its Investment Advisor


                             By:      //Mohan V. Phansalkar//
                                ------------------------------------------------
                             Name:    Mohan V. Phansalkar
                                  ----------------------------------------------
                             Title:    Executive Vice President
                                   ---------------------------------------------

                        ROYALTON COMPANY (#280)
                        By: Pacific Investment Management Company, LLC, as its Investment Advisor

                             By:      //Mohan V. Phansalkar//
                                ------------------------------------------------
                             Name:    Mohan V. Phansalkar
                                  ----------------------------------------------
                             Title:    Executive Vice President
                                   ---------------------------------------------

                        SEQUILS-MAGNUM, LTD (#1280)
                        By: Pacific Investment Management Company, LLC, as its Investment Advisor

                             By:      //Mohan V. Phansalkar//
                                ------------------------------------------------
                             Name:    Mohan V. Phansalkar
                                  ----------------------------------------------
                             Title:    Executive Vice President
                                   ---------------------------------------------



                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                                Signature Page 5

                        AERIES FINANCE-II, LTD.
                        By: INVESCO Senior Secured Management, Inc., as Sub-Managing Agent

                             By:      //Scott Baskind//
                                -----------------------------------------------
                             Name:    Scott Baskind
                                  ---------------------------------------------
                             Title:     Authorized Signatory
                                   --------------------------------------------

                        AIM FLOATING RATE FUND
                        By: INVESCO Senior Secured Management, Inc., As Attorney in fact

                             By:      //Scott Baskind//
                                -----------------------------------------------
                             Name:    Scott Baskind
                                  ---------------------------------------------
                             Title:     Authorized Signatory
                                   --------------------------------------------

                        AMARA-1 FINANCE, LTD.
                        By: INVESCO Senior Secured Management, Inc. As Financial Manager

                             By:      //Scott Baskind//
                                -----------------------------------------------
                             Name:    Scott Baskind
                                  ---------------------------------------------
                             Title:     Authorized Signatory
                                   --------------------------------------------


                        AMARA 2 FINANCE, LTD.
                        By: INVESCO Senior Secured Management, Inc., As Financial Manager

                             By:      //Scott Baskind//
                                -----------------------------------------------
                             Name:    Scott Baskind
                                  ---------------------------------------------
                             Title:     Authorized Signatory
                                   --------------------------------------------


                        AVALON CAPITAL LTD.
                        By: INVESCO Senior Secured Management, Inc., as Portfolio Advisor

                             By:      //Scott Baskind//
                                -----------------------------------------------
                             Name:    Scott Baskind
                                  ---------------------------------------------
                             Title:     Authorized Signatory
                                   --------------------------------------------



                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                                Signature Page 6

                        AVALON CAPITAL LTD. 2
                        By: INVESCO Senior Secured Management, Inc., as Portfolio Advisor

                             By:      //Scott Baskind//
                                -----------------------------------------------
                             Name:    Scott Baskind
                                  ---------------------------------------------
                             Title:     Authorized Signatory
                                   --------------------------------------------

                        CERES II FINANCE LTD.
                        By: INVESCO Senior Secured Management, Inc., as Sub-Managing Agent (Financial)

                             By:      //Scott Baskind//
                                -----------------------------------------------
                             Name:    Scott Baskind
                                  ---------------------------------------------
                             Title:     Authorized Signatory
                                   --------------------------------------------


                        CHARTER VIEW PORTFOLIO
                        By: INVESCO Senior Secured Management, Inc., as Investment Advisor

                             By:      //Scott Baskind//
                                -----------------------------------------------
                             Name:    Scott Baskind
                                  ---------------------------------------------
                             Title:     Authorized Signatory
                                   --------------------------------------------


                        DIVERSIFIED CREDIT PORTFOLIO LTD.
                        By: INVESCO Senior Secured Management, Inc., as Investment Advisor

                             By:      //Scott Baskind//
                                -----------------------------------------------
                             Name:    Scott Baskind
                                  ---------------------------------------------
                             Title:     Authorized Signatory
                                   --------------------------------------------


                        INVESCO EUROPEAN CDO I S.A.
                        By: INVESCO Senior Secured Management, Inc. as Collateral Manager

                             By:      //Scott Baskind//
                                -----------------------------------------------
                             Name:    Scott Baskind
                                  ---------------------------------------------
                             Title:     Authorized Signatory
                                   --------------------------------------------



                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                                Signature Page 7

                        JPMORGAN CHASE BANK, as a Lender


                        By:           //James L. Stone//
                             --------------------------------------------------
                             Name:   James L. Stone
                                   --------------------------------------------
                             Title:     Managing Director
                                    -------------------------------------------



                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                                Signature Page 8

                        TRITON CDO IV, LIMITED
                        By: INVESCO Senior Secured Management, Inc., as Investment Advisor

                        By:       //Scott Baskind//
                             --------------------------------------------------
                             Name:    Scott Baskind
                                  ---------------------------------------------
                             Title:     Authorized Signatory
                                   --------------------------------------------

                        SEQUILS-LIBERTY, LTD.
                        By: INVESCO Senior Secured Management, Inc., as Collateral Manager

                        By:       //Scott Baskind//
                             --------------------------------------------------
                             Name:    Scott Baskind
                                  ---------------------------------------------
                             Title:     Authorized Signatory
                                   --------------------------------------------




                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                                Signature Page 9

                        AIMCO CDO SERIES 2000-A, as a Lender


                        By:       //Chris Goergen//
                             --------------------------------------------------
                             Name:    Chris Goergen
                                  ---------------------------------------------
                             Title:     Authorized Signatory
                                   --------------------------------------------



                        By:       //Jerry D. Zinkula//
                             --------------------------------------------------
                             Name:    Jerry D. Zinkula
                                  ---------------------------------------------
                             Title:     Authorized Signatory
                                   --------------------------------------------


                        AIMCO CLO, SERIES 2001-A, as a Lender


                        By:       //Chris Goergen//
                             --------------------------------------------------
                             Name:    Chris Goergen
                                  ---------------------------------------------
                             Title:     Authorized Signatory
                                   --------------------------------------------


                        By:       //Jerry D. Zinkula//
                             --------------------------------------------------
                             Name:    Jerry D. Zinkula
                                  ---------------------------------------------
                             Title:     Authorized Signatory
                                   --------------------------------------------


                        ALLSTATE LIFE INSURANCE COMPANY, as a Lender


                        By:       //Chris Goergen//
                             --------------------------------------------------
                             Name:    Chris Goergen
                                  ---------------------------------------------
                             Title:     Authorized Signatory
                                   --------------------------------------------


                        By:       //Jerry D. Zinkula//
                             --------------------------------------------------
                             Name:    Jerry D. Zinkula
                                  ---------------------------------------------
                             Title:     Authorized Signatory
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 10

                        ALLFIRST BANK, as a Lender


                        By        //W. Blake Hampson//
                             --------------------------------------------------
                             Name:  W. Blake Hampson
                                  ---------------------------------------------
                             Title:    Vice President
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 11

                        APEX (TRIMARAN) CDO I, LTD., as a Lender
                        By: Trimaran Advisors, L.L.C.


                        By:       //David Millison//
                             ---------------------------------------------------
                             Name:  David Millison
                                  ----------------------------------------------
                             Title: Trimaran Advisors, L.L.C.-Managing Director
                                   ---------------------------------------------



                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 12

                        SIERRA CLO I, LTD., as a Lender
                        By: Centre Pacific LLC

                        By:       //John M. Casparian //
                             --------------------------------------------------
                             Name:   John M. Casparian
                                  ---------------------------------------------
                             Title:    Chief Operating Officer
                                  ---------------------------------------------
                                    Centre Pacific LLC (Manager)

                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 13

                        ENDURANCE CLO I, LTD.
                        c/o: ING Capital Advisors LLC, as Collateral Manager

                        By:       //Gordon R. Cook//
                             ---------------------------------------------------
                             Name:    Gordon Cook
                                  ----------------------------------------------
                             Title:    Senior Vice President & Portfolio Manager
                                   ---------------------------------------------


                        ARCHIMEDES FUNDING, L.L.C.
                        By: ING Capital Advisors LLC, as Collateral Manager

                        By:       //Gordon R. Cook//
                             ---------------------------------------------------
                             Name:    Gordon Cook
                                  ----------------------------------------------
                             Title:    Senior Vice President & Portfolio Manager
                                   ---------------------------------------------

                        ARCHIMEDES FUNDING II, LTD.
                        By: ING Capital Advisors LLC, as Collateral Manager

                        By:       //Gordon R. Cook//
                             ---------------------------------------------------
                             Name:    Gordon Cook
                                  ----------------------------------------------
                             Title:    Senior Vice President & Portfolio Manager
                                   ---------------------------------------------

                        ARCHIMEDES FUNDING III, LTD.
                        By: ING Capital Advisors LLC, as Collateral Manager

                        By:       //Gordon R. Cook//
                             ---------------------------------------------------
                             Name:    Gordon Cook
                                  ----------------------------------------------
                             Title:    Senior Vice President & Portfolio Manager
                                   ---------------------------------------------




                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 14

                        ARCHIMEDES FUNDING IV (CAYMAN), LTD.
                        By: ING Capital Advisors LLC, as Collateral Manager

                        By:       //Gordon R. Cook//
                             ---------------------------------------------------
                             Name:    Gordon Cook
                                  ----------------------------------------------
                             Title:    Senior Vice President & Portfolio Manager
                                   ---------------------------------------------


                        NEMEAN CLO, LTD.
                        By: ING Capital Advisors LLC, as Investment Manager

                        By:       //Gordon R. Cook//
                             ---------------------------------------------------
                             Name:    Gordon Cook
                                  ----------------------------------------------
                             Title:    Senior Vice President & Portfolio Manager
                                   ---------------------------------------------


                        BALANCED HIGH YIELD FUND I, LTD.
                        By: ING Capital Advisors LLC, as Asset Manager

                        By:       //Gordon R. Cook//
                             ---------------------------------------------------
                             Name:    Gordon Cook
                                  ----------------------------------------------
                             Title:    Senior Vice President & Portfolio Manager
                                   ---------------------------------------------


                        BALANCED HIGH YIELD FUND II, LTD.
                        By: ING Capital Advisors LLC, as Asset Manager

                        By:       //Gordon R. Cook//
                             ---------------------------------------------------
                             Name:    Gordon Cook
                                  ----------------------------------------------
                             Title:    Senior Vice President & Portfolio Manager
                                   ---------------------------------------------






                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 15

                        ING-ORYX CLO, LTD.
                        By: ING Capital Advisors LLC, as Collateral Manager

                        By:       //Michael J. Campbell//
                             ---------------------------------------------------
                             Name:    Michael J. Campell
                                  ----------------------------------------------
                             Title:    Managing Director
                                   ---------------------------------------------

                        SEQUILS-ING I (HBDGM), LTD.
                        By: ING Capital Advisors LLC, as Collateral Manager

                        By:       //Gordon R. Cook//
                             ---------------------------------------------------
                             Name:    Gordon Cook
                                  ----------------------------------------------
                             Title:    Senior Vice President & Portfolio Manager
                                   ---------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 16

                        BLACKROCK SENIOR LOAN TRUST, as a Lender


                        By:       //Mark Williams//
                             --------------------------------------------------
                             Name:    Mark Williams
                                  ---------------------------------------------
                             Title:     Director
                                   --------------------------------------------


                        MAGNETITE ASSET INVESTORS, LLC, as a Lender


                        By:       //Mark Williams//
                             --------------------------------------------------
                             Name:    Mark Williams
                                  ---------------------------------------------
                             Title:     Director
                                   --------------------------------------------


                        MAGNETITE ASSET INVESTORS III, LLC, as a Lender


                        By:       //Mark Williams//
                             --------------------------------------------------
                             Name:    Mark Williams
                                  ---------------------------------------------
                             Title:     Director
                                   --------------------------------------------


                        TITANIUM CBO I, LTD., as a Lender


                        By:       //Mark Williams//
                             --------------------------------------------------
                             Name:    Mark Williams
                                  ---------------------------------------------
                             Title:     Director
                                   --------------------------------------------



                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 17

                        BANK OF AMERICA, N.A., as a Lender


                        By:       //Patrick Honey//
                             --------------------------------------------------
                             Name:    Patrick Honey
                                  ---------------------------------------------
                             Title:     Vice President
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 18

                         BANK OF MONTREAL, as a Lender

                         By:       //N. Hashemifard //
                             --------------------------------------------------
                             Name:    Naghmeh Hashemifard
                                   --------------------------------------------
                             Title:     Director
                                    -------------------------------------------

                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 19

                        THE BANK OF NEW YORK, as a Lender


                        By:       //Geoffrey C. Brooks//
                             --------------------------------------------------
                             Name:    Geoffrey C. Brooks
                                  ---------------------------------------------
                             Title:    Senior Vice President
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 20

                        THE BANK OF NOVA SCOTIA, as a Lender


                        By:       //Paul A. Weissenberger//
                             --------------------------------------------------
                             Name:    P.A. Weissenberger
                                  ---------------------------------------------
                             Title:    Authorized Signatory
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 21

                        BANK OF SCOTLAND, as a Lender


                        By:       //Joseph Fratus//
                             --------------------------------------------------
                             Name:    Joseph Fratus
                                  ---------------------------------------------
                             Title:    First Vice President
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 22

                        DEUTSCHE BANK TRUST COMPANY AMERICAS


                        By:       //Anca Trifan//
                             --------------------------------------------------
                             Name:    Anca Trifan
                                  ---------------------------------------------
                             Title:    Director
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 23

                        BAYERISCHE HYPO-UND VEREINSBANK AG,
                        NEW YORK BRANCH, as a Lender


                        By:
                             --------------------------------------------------
                             Name:
                                  ---------------------------------------------
                             Title:
                                   --------------------------------------------


                        By:
                             --------------------------------------------------
                             Name:
                                  ---------------------------------------------
                             Title:
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 24

                        BEAR STEARNS & CO. INC., as a LENDER

                        By:      //Gregory Hanley//
                             --------------------------------------------------
                             Name:    Gregory Hanley
                                  ---------------------------------------------
                             Title:      Vice President
                                   --------------------------------------------



                        BEAR STEARNS CORPORATE LENDING INC., as a Lender


                        By:       //Victor Bulzacchelli//
                             --------------------------------------------------
                             Name:    Victor Bulzacchelli
                                  ---------------------------------------------
                             Title:      Authorized Agent
                                   --------------------------------------------


                        BEAR STEARNS INVESTMENT PRODUCTS INC., as a Lender

                        By:       //Gregory Hanley//
                             --------------------------------------------------
                             Name:    Gregory Hanley
                                  ---------------------------------------------
                             Title:      Vice President
                                   --------------------------------------------



                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 25

                        BRYN MAWR CLO, LTD.
                        By:  Deerfield Capital Management LLC, as its
                                          Collateral Manager

                        By:       //Mark E. Wittnebel//
                             ---------------------------------------------------
                             Name:    Mark E. Wittnebel
                                  ----------------------------------------------
                             Title:     Sr. Vice President
                                   ---------------------------------------------



                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 26

                        CALLIDUS DEBT PARTNERS CDO FUND I, LTD., as a Lender
                        By:  Callidus Capital Management, LLC,
                             its Collateral Manager

                        By:       //Mavis Taintor//
                             --------------------------------------------------
                             Name:    Mavis Taintor
                                  ---------------------------------------------
                             Title:      Managing Director
                                   --------------------------------------------




                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 27

                        CARLYLE HIGH YIELD PARTNERS II, LTD., as a Lender


                        By:       //Mark Alter//
                             --------------------------------------------------
                             Name:    Mark Alter
                                  ---------------------------------------------
                             Title:      Managing Director
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 28

                        CENTURION CDO II, LTD.
                        By: American Express Asset Management Group, Inc., as Collateral Manager

                        By:       //Steven B. Staver//
                             --------------------------------------------------
                             Name:    Steven B. Staver
                                  ---------------------------------------------
                             Title:      Managing Director
                                   --------------------------------------------


                        CENTURION CDO III, LIMITED
                        By: American Express Asset Management Group, Inc., as Collateral Manager

                        By:       //Steven B. Staver//
                             --------------------------------------------------
                             Name:    Steven B. Staver
                                  ---------------------------------------------
                             Title:      Managing Director
                                   --------------------------------------------


                        SEQUILS - CENTURION V, LTD.
                        By: American Express Asset Management Group, Inc., as Collateral Manager

                        By:       //Steven B. Staver//
                             --------------------------------------------------
                             Name:    Steven B. Staver
                                  ---------------------------------------------
                             Title:      Managing Director
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 29

                        THE CIT GROUP/EQUIPMENT FINANCING, INC., as a Lender


                        By:       //Steven K. Reedy//
                             --------------------------------------------------
                             Name:    Steven K. Reedy
                                  ---------------------------------------------
                             Title:      Vice President
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 30

                        CITADEL HILL 2000 LTD., as a Lender


                        By:       //N. Karsiotis//
                             --------------------------------------------------
                             Name:    Nicholas A. Karsiotis
                                  ---------------------------------------------
                             Title:      Authorized Signatory
                                   --------------------------------------------



                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 31

                        CITIZENS BANK OF MASSACHUSETTS, as successor to US Trust, as a Lender


                        By:       //Hamilton H. Wood, Jr.//
                             --------------------------------------------------
                             Name:    Hamilton H. Wood, Jr.
                                  ---------------------------------------------
                             Title:    Senior Vice President
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 32

                        CLYDESDALE CLO 2001-1, LTD., as a Lender
                        By:  Nomura Corporate Research and
                             Asset Management, Inc., as Collateral Manager


                        By:       //Elizabeth Maclean//
                             --------------------------------------------------
                             Name:    Elizabeth Maclean
                                  ---------------------------------------------
                             Title:      Vice President
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 33

                        COBANK, ACB, as a Lender


                        By:       //Anita Youngblut//
                             -------------------------------------------------
                             Name:    Anita Youngblut
                                  --------------------------------------------
                             Title:      Vice President
                                   -------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 34

                        CONTINENTAL CASUALTY COMPANY, as a Lender


                        By:       //Marilou R. McGirr//
                             ---------------------------------------------------
                             Name:    Marilou R. McGirr
                                  ----------------------------------------------
                             Title:    Vice President
                                   ---------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 35

                        COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, as a Lender

                        By:       //Michael R. Phelan//
                             --------------------------------------------------
                             Name:    Michael R. Phelan
                                  ---------------------------------------------
                             Title:    Executive Director
                                   --------------------------------------------


                        By:       //Edward J. Peyser//
                             --------------------------------------------------
                             Name:    Edward J. Peyser
                                  ---------------------------------------------
                             Title:     Managing Director
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 36

                        CREDIT LYONNAIS NEW YORK BRANCH, as a Lender


                        By:
                             --------------------------------------------------
                             Name:
                                    -------------------------------------------
                             Title:
                                    -------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 37

                        CREDIT SUISSE FIRST BOSTON, as a Lender


                        By:       //Paul J. Corona//
                             --------------------------------------------------
                             Name:    Paul J. Corona
                                  ---------------------------------------------
                             Title:     Director
                                   --------------------------------------------


                        By:       //Robert Hetu//
                             --------------------------------------------------
                             Name:    Robert Hetu
                                  ---------------------------------------------
                             Title:     Director
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 38

                        CREDIT SUISSE FIRST BOSTON INTERNATIONAL, as a Lender


                        By:       //Steve Martin//
                             --------------------------------------------------
                             Name:    Steve Martin
                                  ---------------------------------------------
                             Title:     Vice President
                                   --------------------------------------------




                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 39

                        CSAM FUNDING II, as a Lender

                        By:       //Andrew H. Marshak//
                             --------------------------------------------------
                             Name:    Andrew H. Marshak
                                  ---------------------------------------------
                             Title:     Authorized Signatory
                                   --------------------------------------------



                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 40

                        CYPRESSTREE INVESTMENT PARTNERS I, LTD., as a Lender

                        By: CypressTree Investment Management Company, Inc., as Portfolio Manager

                        By:       //Michael Ashton//
                             ---------------------------------------------------
                             Name:    Michael Ashton
                                  ----------------------------------------------
                             Title:      Principal
                                   ---------------------------------------------


                        CYPRESSTREE INVESTMENT PARTNERS II, LTD., as a Lender

                        By: CypressTree Investment Management Company, Inc., as Portfolio Manager

                        By:       //Michael Ashton//
                             ---------------------------------------------------
                             Name:    Michael Ashton
                                  ----------------------------------------------
                             Title:      Principal
                                   ---------------------------------------------


                        FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY as a Lender

                        By:       //Michael Ashton//
                             ---------------------------------------------------
                             Name:    Michael Ashton
                                  ----------------------------------------------
                             Title:      Principal
                                   ---------------------------------------------

                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 41

                        DEBT STRATEGIES FUND, INC., as a Lender
                        By:  Merrill Lynch Asset Management, L.P.,
                             as Attorney In Fact

                        By:       //Greg Spencer//
                             ---------------------------------------------------
                             Name:    Greg Spencer
                                  ----------------------------------------------
                             Title:      Authorized Signatory
                                   ---------------------------------------------


                        LONGHORN CDO (CAYMAN) LTD., as a Lender
                        By:  Merrill Lynch Asset Management, L.P.,
                             as Attorney In Fact

                        By:       //Greg Spencer//
                             ---------------------------------------------------
                             Name:    Greg Spencer
                                  ----------------------------------------------
                             Title:      Authorized Signatory
                                   ---------------------------------------------


                        LONGHORN CDO II, LTD., as a Lender
                        By: Merrill Lynch Investment Managers, L.P., as Investment Advisor

                        By:       //Greg Spencer//
                             ---------------------------------------------------
                             Name:    Greg Spencer
                                  ----------------------------------------------
                             Title:      Authorized Signatory
                                   ---------------------------------------------


                        MASTER SENIOR FLOATING RATE TRUST, as a Lender
                        By: Merrill Lynch Investment Managers, L.P., as Investment Advisor

                        By:       //Greg Spencer//
                             ---------------------------------------------------
                             Name:    Greg Spencer
                                  ----------------------------------------------
                             Title:      Authorized Signatory
                                   ---------------------------------------------



                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 42

                        MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                        INCOME STRATEGIES PORTFOLIO, as a Lender
                        By: Merrill Lynch Investment Managers, L.P., as Investment Advisor

                        By:       //Greg Spencer//
                             --------------------------------------------------
                             Name:    Greg Spencer
                                  ---------------------------------------------
                             Title:      Authorized Signatory
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 43

                        MERRILL LYNCH PRIME RATE PORTFOLIO, as a Lender
                        By: Merrill Lynch Investment Managers, L.P., as Investment Advisor

                        By:       //Greg Spencer//
                             --------------------------------------------------
                             Name:    Greg Spencer
                                  ---------------------------------------------
                             Title:      Authorized Signatory
                                   --------------------------------------------


                        MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., as a Lender


                        By:       //Greg Spencer//
                             --------------------------------------------------
                             Name:    Greg Spencer
                                  ---------------------------------------------
                             Title:      Authorized Signatory
                                   --------------------------------------------


                        SENIOR HIGH INCOME PORTFOLIO, INC., as a Lender


                        By:       //Greg Spencer//
                             --------------------------------------------------
                             Name:    Greg Spencer
                                  ---------------------------------------------
                             Title:      Authorized Signatory
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 44

                        DEXIA CREDIT LOCAL (f/k/a CREDIT LOCAL DE FRANCE - NEW YORK AGENCY), as a Lender


                        By:
                             --------------------------------------------------
                             Name:
                                  ---------------------------------------------
                             Title:
                                   --------------------------------------------


                        By:
                             --------------------------------------------------
                             Name:
                                  ---------------------------------------------
                             Title:
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 45

                        DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender


                        By:       //Brian Schneider//
                             --------------------------------------------------
                             Name:    Brian Schneider
                                  ---------------------------------------------
                             Title:     Vice President
                                   --------------------------------------------


                        By:       //Brian Smith//
                             --------------------------------------------------
                             Name:    Brian Smith
                                  ---------------------------------------------
                             Title:     Director
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 46

                        ELF FUNDING TRUST III, as a Lender
                        By: New York Life Investment Management, LLC, as attorney-in-fact

                             By:      //R.H. Dial//
                                -----------------------------------------------
                             Name:    R.H. Dial
                                  ---------------------------------------------
                             Title:      Vice President
                                   --------------------------------------------



                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 47

                        ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG, as a Lender


                        By:       //John Fay//
                            ---------------------------------------------------
                            Name:   John Fay
                                 ----------------------------------------------
                            Title:  Vice President-Erste Bank New York Branch
                                  ---------------------------------------------


                        By:       //John S. Runnion//
                            ---------------------------------------------------
                            Name:  John S. Runnion
                                  ----------------------------------------------
                            Title: Managing Director -Erste Bank New York Branch
                                   ---------------------------------------------



                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 48

                        EATON VANCE CDO III, LTD.
                        By:  Eaton Vance Management, as Investment Advisor

                        By:       //Payson F. Swaffield//
                             --------------------------------------------------
                             Name:    Payson F. Swaffield
                                  ---------------------------------------------
                             Title:      Vice President
                                   --------------------------------------------

                        EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                        By:  Eaton Vance Management, as Investment Advisor


                             By:      //Payson F. Swaffield//
                                -----------------------------------------------
                             Name:    Payson F. Swaffield
                                  ---------------------------------------------
                             Title:      Vice President
                                   --------------------------------------------


                        EATON VANCE SENIOR INCOME TRUST
                        By:  Eaton Vance Management, as Investment Advisor


                             By:      //Payson F. Swaffield//
                                -----------------------------------------------
                             Name:    Payson F. Swaffield
                                  ---------------------------------------------
                             Title:      Vice President
                                   --------------------------------------------


                        GRAYSON & CO
                        By:  Boston Management and Research,
                             as Investment Advisor

                        By:       //Payson F. Swaffield//
                             --------------------------------------------------
                             Name:    Payson F. Swaffield
                                  ---------------------------------------------
                             Title:      Vice President
                                   --------------------------------------------


                        SENIOR DEBT PORTFOLIO
                        By:  Boston Management and Research,
                             as Investment Advisor

                        By:       //Payson F. Swaffield//
                             --------------------------------------------------
                             Name:    Payson F. Swaffield
                                  ---------------------------------------------
                             Title:      Vice President
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 49

                        FC-CBO III LIMITED, as a Lender


                        By:       //Mike McCarthy//
                             --------------------------------------------
                             Name:    Mike McCarthy
                                  ---------------------------------------
                             Title:      Manager
                                   --------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 50

                        BALLYROCK CDO I LIMITED, as a Lender

                        By:       //Lisa Rymut//
                             ---------------------------------------------
                             Name:    Lisa Rymut
                                  ----------------------------------------
                             Title:      Assistant Treasurer
                                   ---------------------------------------



                        FIDELITY ADVISOR SERIES II:
                        FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND, as a Lender


                        By:       //John H. Costello//
                             ---------------------------------------------
                             Name:    John H. Costello
                                  ----------------------------------------
                             Title:      Assistant Treasurer
                                   ---------------------------------------


                        FIDELITY DEVONSHIRE TRUST:
                        FIDELITY EQUITY-INCOME FUND, as a Lender


                        By:       //John H. Costello//
                             ---------------------------------------------
                             Name:    John H. Costello
                                  ----------------------------------------
                             Title:      Assistant Treasurer
                                   ---------------------------------------


                        FIDELITY FIXED INCOME TRUST: FIDELITY HIGH
                        INCOME FUND, as a Lender


                        By:       //John H. Costello//
                             ---------------------------------------------
                             Name:    John H. Costello
                                  ----------------------------------------
                             Title:      Assistant Treasurer
                                   ---------------------------------------


                        VARIABLE INSURANCE PRODUCTS FUND III:
                        BALANCED PORTFOLIO, as a Lender

                        By:       //John H. Costello//
                             ---------------------------------------------
                             Name:    John H. Costello
                                  ----------------------------------------
                             Title:      Assistant Treasurer
                                   ---------------------------------------



                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 51

                        VARIABLE INSURANCE PRODUCTS FUND:
                        EQUITY-INCOME PORTFOLIO, as a Lender

                        By:       //John H. Costello//
                             -------------------------------------------
                             Name:    John H. Costello
                                  --------------------------------------
                             Title:      Assistant Treasurer
                                   -------------------------------------



                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 52

                        FIRST DOMINION FUNDING III, as a Lender


                        By:       //Andrew H. Marshak//
                             ----------------------------------------
                             Name:    Andrew H. Marshak
                                  -----------------------------------
                             Title:      Authorized Signatory
                                   ----------------------------------



                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 53

                        WACHOVIA BANK, N. A. f/k/a
                        FIRST UNION NATIONAL BANK, as a Lender


                        By:       //Mark L. Cook //
                             ----------------------------------------------
                             Name: Mark L. Cook
                                  -----------------------------------------
                             Title:    Director
                                   ----------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 54

                        FLEET NATIONAL BANK, as a Lender


                        By:       //Corrine M. Barrett//
                             -------------------------------------------
                             Name:    Corrine M. Barrett
                                  --------------------------------------
                             Title:      Senior Vice President
                                   -------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 55

                        FORTIS CAPITAL CORP., as a Lender


                        By:       //Alan E. McLintock//
                             -----------------------------------------
                             Name:    Alan E. McLintock
                                  ------------------------------------
                             Title:      Managing Director
                                   -----------------------------------


                        By:       //Anthony Ciraulo//
                             -----------------------------------------
                             Name:    Anthony Ciraulo
                                  ------------------------------------
                             Title:      Assistant Vice President
                                   -----------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 56

                        MIZUHO CORPORATE BANK, LTD., as a Lender


                        By:       //Atsushi Narikawa//
                             ------------------------------------------
                             Name:    Atsushi Narikawa
                                  -------------------------------------
                             Title:      Senior Vice President
                                   ------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 57

                        GALAXY CLO 1999-1, LTD., as a Lender
                        By:  SAI Investment Adviser, Inc., its Collateral Agent

                        By:       //John G. Lapham, III//
                             ----------------------------------------------
                             Name:    John G. Lapham, III
                                  -----------------------------------------
                             Title:      Authorized Agent
                                   ----------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 58

                        GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender


                        By:       //Brian P. Ward//
                             ----------------------------------------
                             Name:    Brian P. Ward
                                  -----------------------------------
                             Title:      Manager-Operations
                                   ----------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 59

                        GSC PARTNERS CDO FUND III, LIMITED, as a Lender

                        By:       //Tom Libussi//
                             --------------------------------------
                             Name:    Tom Libussi
                                  ---------------------------------
                             Title:      Managing Director
                                   --------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 60

                        HARBOUR TOWN FUNDING TRUST, as a Lender


                        By:       //Ann E. Morris//
                             ----------------------------------------
                             Name:    Ann E. Morris
                                  -----------------------------------
                             Title:      Authorized Agent
                                   ----------------------------------


                        JUPITER FUNDING TRUST, as a Lender


                        By:       //Ann E. Morris//
                             ----------------------------------------
                             Name:    Ann E. Morris
                                  -----------------------------------
                             Title:      Authorized Agent
                                   ----------------------------------


                        MUIRFIELD TRADING LLC, as a Lender


                        By:       //Ann E. Morris//
                             ----------------------------------------
                             Name:    Ann E. Morris
                                  -----------------------------------
                             Title:      Assistant Vice President
                                   ----------------------------------


                        OLYMPIC FUNDING TRUST, SERIES 1999-1,
                        as a Lender


                        By:       //Ann E. Morris//
                             ----------------------------------------
                             Name:    Ann E. Morris
                                  -----------------------------------
                             Title:      Authorized Agent
                                   ----------------------------------


                        PPM SPYGLASS FUNDING TRUST, as a Lender


                        By:       //Ann E. Morris//
                             ----------------------------------------
                             Name:    Ann E. Morris
                                  -----------------------------------
                             Title:      Authorized Agent
                                   ----------------------------------




                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 61

                        STANWICH LOAN FUNDING LLC, as a Lender


                        By:       //Ann E. Morris//
                             ----------------------------------------
                             Name:    Ann E. Morris
                                  -----------------------------------
                             Title:      Assistant Vice President
                                   ----------------------------------


                        WINGED FOOT FUNDING TRUST, as a Lender


                        By:       //Ann E. Morris//
                             ----------------------------------------
                             Name:    Ann E. Morris
                                  -----------------------------------
                             Title:      Authorized Agent
                                   ----------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 62

                        HARBOURVIEW CDO II, LTD., as a Lender


                        By:
                             --------------------------------------------------
                             Name:
                                  ---------------------------------------------
                             Title:
                                   --------------------------------------------


                        HARBOURVIEW CDO IV, LTD., as a Lender


                        By:
                             --------------------------------------------------
                             Name:
                                  ---------------------------------------------
                             Title:
                                   --------------------------------------------


                        OPPENHEIMER SENIOR FLOATING RATE FUND, as a Lender


                        By:
                             --------------------------------------------------
                             Name:
                                  ---------------------------------------------
                             Title:
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 63

                        BANKNORTH, N. A., as a Lender


                        By:       //Nicolas Caussade//
                             --------------------------------------------------
                             Name:    Nicolas Caussade
                                  ---------------------------------------------
                             Title:  Assistant Vice President
                                   --------------------------------------------

                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 64

                        IBM CREDIT CORPORATION, as a Lender


                        By:       //Thomas S. Curcio//
                             -------------------------------------------
                             Name:    Thomas S. Curcio
                                  --------------------------------------
                             Title:      Manager of Credit
                                   -------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 65

                        SCUDDER FLOATING RATE FUND, as a Lender
                        (f/k/a Kemper Floating Rate Fund)


                        By:       //Kenneth Weber//
                             ----------------------------------------
                             Name:    Kenneth Weber
                                  -----------------------------------
                             Title:     Senior Vice President
                                   ----------------------------------



                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 66

                        KEY CORPORATE CAPITAL, INC., as a Lender


                        By:
                             --------------------------------------------------
                             Name:
                                  ---------------------------------------------
                             Title:
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 67

                        KZH CYPRESSTREE-1 LLC, as a Lender


                        By:       //Susan  Lee//
                             -----------------------------------------------
                             Name:    Susan Lee
                                  ------------------------------------------
                             Title:      Authorized Agent
                                   -----------------------------------------


                        KZH ING-2 LLC, as a Lender

                        By:       //Susan  Lee//
                             -----------------------------------------------
                             Name:    Susan Lee
                                  ------------------------------------------
                             Title:      Authorized Agent
                                   -----------------------------------------


                        KZH ING-3 LLC, as a Lender


                        By:       //Susan  Lee//
                             -----------------------------------------------
                             Name:    Susan Lee
                                  ------------------------------------------
                             Title:      Authorized Agent
                                   -----------------------------------------


                        KZH RIVERSIDE LLC, as a Lender


                        By:       //Susan  Lee//
                             -----------------------------------------------
                             Name:    Susan Lee
                                  ------------------------------------------
                             Title:      Authorized Agent
                                   -----------------------------------------



                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 68

                        KZH SOLEIL LLC, as a Lender

                        By:      //Susan  Lee//
                             -------------------------------------
                             Name:    Susan Lee
                                  --------------------------------
                             Title:  Authorized Agent
                                   -------------------------------


                        KZH SOLEIL-2 LLC, as a Lender


                        By:       //Susan  Lee//
                             -------------------------------------
                             Name:    Susan Lee
                                  --------------------------------
                             Title:      Authorized Agent
                                   -------------------------------


                        KZH STERLING LLC, as a Lender


                        By:       //Susan  Lee//
                             -------------------------------------
                             Name:    Susan Lee
                                  --------------------------------
                             Title:      Authorized Agent
                                   -------------------------------




                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 69

                        LANDMARK CDO LIMITED, as a Lender
                        By:  Aladdin Asset Management LLC, as Manager

                             By:      //Gilles Marchand//
                                ---------------------------------------------
                             Name:    Gilles Marchand
                                  -------------------------------------------
                             Title:      Authorized Signatory
                                   ------------------------------------------



                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 70

                        LCM I LIMITED PARTNERSHIP, as a Lender
                        By:  Lyon Capital Management LLC, as Attorney in Fact

                        By:       //Mark A. Campellone//
                             --------------------------------------------------
                             Name:   Mark A. Campellone
                                  ---------------------------------------------
                             Title:  Senior Portfolio Manager- Lyon Capital
                                   --------------------------------------------
                                     Management LLC
                                   --------------------------------------------



                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 71

                        METROPOLITAN LIFE INSURANCE COMPANY, as a Lender


                        By:       //James R. Dingler//
                             -------------------------------------------
                             Name:    James R. Dingler
                                  --------------------------------------
                             Title:      Director
                                   -------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 72

                        ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.

                        By:  ING Investments, LLC, as its investment manager


                        By:       //Jeffrey A. Bakalar//
                             --------------------------------------------------
                             Name:    Jeffrey A. Bakalar
                                  ---------------------------------------------
                             Title:      Senior Vice President
                                   --------------------------------------------


                        ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.

                        By:  ING Investments, LLC, as its investment manager


                        By:       //Jeffrey A. Bakalar//
                             --------------------------------------------------
                             Name:    Jeffrey A. Bakalar
                                  ---------------------------------------------
                             Title:      Senior Vice President
                                   --------------------------------------------


                        PILGRIM CLO 1999-1 LTD.
                        By:  ING Investments, LLC, as its investment manager


                        By:       //Jeffrey A. Bakalar//
                             --------------------------------------------------
                             Name:    Jeffrey A. Bakalar
                                  ---------------------------------------------
                             Title:      Senior Vice President
                                   --------------------------------------------


                        ING PRIME RATE TRUST
                        By:  ING Investments, LLC, as its investment manager


                        By:       //Jeffrey A. Bakalar//
                             --------------------------------------------------
                             Name:    Jeffrey A. Bakalar
                                  ---------------------------------------------
                             Title:      Senior Vice President
                                   --------------------------------------------



                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 73

                        ING SENIOR INCOME FUND
                        By:  ING Investments, LLC, as its investment manager


                        By:       //Jeffrey A. Bakalar//
                             --------------------------------------------------
                             Name:    Jeffrey A. Bakalar
                                  ---------------------------------------------
                             Title:      Senior Vice President
                                   --------------------------------------------


                        SEQUILS-PILGRIM I, LTD.
                        By:  ING Investments, LLC, as its investment manager


                        By:       //Jeffrey A. Bakalar//
                             --------------------------------------------------
                             Name:    Jeffrey A. Bakalar
                                  ---------------------------------------------
                             Title:      Senior Vice President
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 74

                        MORGAN STANLEY PRIME INCOME TRUST, as a Lender


                        By:       //Sheila A. Finnerty//
                             ---------------------------------------------
                             Name:    Sheila A. Finnerty
                                  ----------------------------------------
                             Title:      Executive Director
                                   ---------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 75

                        MOUNTAIN CAPITAL CLO I, LTD., as a Lender


                        By:       //Darren P. Riley//
                             --------------------------------------------------
                             Name:    Darren P. Riley
                                  ---------------------------------------------
                             Title:      Director
                                   --------------------------------------------


                        MOUNTAIN CAPITAL CLO II, LTD., as a Lender


                        By:       //Darren P. Riley//
                             --------------------------------------------------
                             Name:    Darren P. Riley
                                  ---------------------------------------------
                             Title:      Director
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 76

                        NATEXIS BANQUES POPULAIRES, as a Lender


                        By:       //Cynthia E. Sachs//
                           ----------------------------------------------------
                             Name:    Cynthia E. Sachs
                                  ---------------------------------------------
                             Title:     Vice President, Group Manager
                                   --------------------------------------------


                        By:       //Michael T. Pellerito//
                           ----------------------------------------------------
                             Name:    Michael T. Pellerito
                                  ---------------------------------------------
                             Title:    Vice President
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 77

                        NATIONAL CITY BANK, as a Lender


                        By:       //Timothy J. Ambrose//
                             ---------------------------------------------
                             Name:    Timothy J. Ambrose
                                  ----------------------------------------
                             Title:      Vice President
                                   ---------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 78

                        OCTAGON INVESTMENT PARTNERS II, LLC, as a Lender
                        By:  Octagon Credit Investors, LLC,
                             as sub-investment manager

                        By:       //Andrew D. Gordon//
                             ------------------------------------------------
                             Name:    Andrew D. Gordon
                                  -------------------------------------------
                             Title:      Portfolio Manager
                                   ------------------------------------------


                        OCTAGON INVESTMENT PARTNERS III, LTD., as a Lender
                        By:  Octagon Credit Investors, LLC,
                             as Portfolio Manager


                        By:       //Andrew D. Gordon//
                             ------------------------------------------------
                             Name:    Andrew D. Gordon
                                  -------------------------------------------
                             Title:      Portfolio Manager
                                   ------------------------------------------


                        OCTAGON INVESTMENT PARTNERS IV, LTD., as a Lender
                        By:  Octagon Credit Investors, LLC,
                             as Collateral Manager


                        By:       //Andrew D. Gordon//
                             ------------------------------------------------
                             Name:    Andrew D. Gordon
                                  -------------------------------------------
                             Title:      Portfolio Manager
                                   ------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 79

                        PACIFICA PARTNERS I, L.P., as a Lender
                        By:  Imperial Credit Asset Management,
                             as its Investment Manager

                        By:       //Sean R. Walker//
                             -----------------------------------------
                             Name:    Sean R. Walker
                                  ------------------------------------
                             Title:      Vice President
                                   -----------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 80

                        PRESIDENT & FELLOWS OF HARVARD COLLEGE, as a Lender
                        By:  Regiment Capital Management, LLC,
                             as its Investment Advisor

                        By: Regiment Capital Advisors, LLC, its Manager and pursuant to delegated authority


                        By:       //Timothy S. Peterson//
                             ---------------------------------------------------
                             Name:    Timothy S. Peterson
                                  ----------------------------------------------
                             Title:      President
                                   ---------------------------------------------


                        REGIMENT CAPITAL LTD. as a Lender
                        By: Regiment Capital Management, LLC, as its Investment Advisor
                        By: Regiment Capital Advisors, LLC, its Manager and pursuant to delegated authority


                        By:       //Timothy S. Peterson//
                             ---------------------------------------------------
                             Name:    Timothy S. Peterson
                                  ----------------------------------------------
                             Title:      President
                                   ---------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 81

                        ROYAL BANK OF CANADA, as a Lender


                        By:       //John M. Crawford//
                             -----------------------------------------------
                             Name:    John M. Crawford
                                  ------------------------------------------
                             Title:      Senior Manager
                                   -----------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 82

                        SANKATY ADVISORS, INC., as Collateral Manager for BRANT POINT CBO 1999-1, LTD., as Term Lender

                        By        //Diane J. Exter//
                             --------------------------------------------------
                             Name:  Diane J. Exter
                                  ---------------------------------------------
                             Title:    Managing Director, Portfolio Manager
                                   --------------------------------------------


                        SANKATY ADVISORS, LLC, as Collateral Manager for BRANT POINT II CBO 2000-1, LTD., as Term Lender

                        By        //Diane J. Exter//
                             --------------------------------------------------
                             Name:  Diane J. Exter
                                  ---------------------------------------------
                             Title:    Managing Director, Portfolio Manager
                                   --------------------------------------------


                        SANKATY ADVISORS, LLC, as Collateral Manager for CASTLE HILL II-INGOTS, LTD., as Term Lender

                        By        //Diane J. Exter//
                             --------------------------------------------------
                             Name:  Diane J. Exter
                                  ---------------------------------------------
                             Title:    Managing Director, Portfolio Manager
                                   --------------------------------------------


                        SANKATY ADVISORS, INC., as Collateral Manager for GREAT POINT CLO 1998-1 LTD., as Term Lender

                        By        //Diane J. Exter//
                             --------------------------------------------------
                             Name:  Diane J. Exter
                                  ---------------------------------------------
                             Title:    Managing Director, Portfolio Manager
                                   --------------------------------------------


                        SANKATY ADVISORS, LLC, as Collateral Manager for GREAT POINT CLO 1999-1 LTD., as Term Lender

                        By        //Diane J. Exter//
                             --------------------------------------------------
                             Name:  Diane J. Exter
                                  ---------------------------------------------
                             Title:    Managing Director, Portfolio Manager
                                   --------------------------------------------



                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 83

                        SANKATY ADVISORS, LLC, as Collateral Manager for RACE POINT CLO, LIMITED, as Term Lender


                        By        //Diane J. Exter//
                             --------------------------------------------------
                             Name:  Diane J. Exter
                                  ---------------------------------------------
                             Title:    Managing Director, Portfolio Manager
                                   --------------------------------------------


                        SANKATY HIGH YIELD ASSET PARTNERS II, L.P.


                        By        //Diane J. Exter//
                             --------------------------------------------------
                             Name:  Diane J. Exter
                                  ---------------------------------------------
                             Title:    Managing Director, Portfolio Manager
                                   --------------------------------------------


                        SANKATY HIGH YIELD PARTNERS III, L.P.


                        By        //Diane J. Exter//
                             --------------------------------------------------
                             Name:  Diane J. Exter
                                  ---------------------------------------------
                             Title:    Managing Director, Portfolio Manager
                                   --------------------------------------------





                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 84

                        SEABOARD CLO 2000 LTD, as a Lender


                        By:
                             --------------------------------------------------
                             Name:
                                  ---------------------------------------------
                             Title:
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 85

                        SENECA CBO II, L.P., as a Lender


                        By        //Thomas N. Haag//
                             --------------------------------------------------
                             Name:  Thomas N. Haag
                                  ---------------------------------------------
                             Title:    Portfolio Manager
                                   --------------------------------------------


                        SENECA CBO III, LIMITED, as a Lender


                        By        //Thomas N. Haag//
                             --------------------------------------------------
                             Name:  Thomas N. Haag
                                  ---------------------------------------------
                             Title:    Portfolio Manager
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 86

                        ROSEMONT CLO, LTD., as a Lender
                        By:  Deerfield Capital Management, L.L.C.,
                             as its Collateral Manager


                        By:       //Mark E. Wittnebel//
                             --------------------------------------------------
                             Name:    Mark E. Wittnebel
                                  ---------------------------------------------
                             Title:      Senior Vice President
                                   --------------------------------------------


                        SEQUILS-CUMBERLAND I, LTD., as a Lender
                        By:  Deerfield Capital Management, L.L.C.,
                             as its Collateral Manager


                        By:       //Mark E. Wittnebel//
                             --------------------------------------------------
                             Name:    Mark E. Wittnebel
                                  ---------------------------------------------
                             Title:      Senior Vice President
                                   --------------------------------------------



                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 87

                        SUNTRUST BANK, N.A. as a Lender


                        By:       //William C. Washburn, Jr.//
                             ------------------------------------------
                             Name:    William C. Washburn, Jr.
                                  -------------------------------------
                             Title:      Vice President
                                   ------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 88

                        SYNDICATED LOAN FUNDING TRUST, as a Lender
                        By:  Lehman Commercial Paper, Inc.,
                             Not in its individual capacity but
                             solely as Asset Manager

                        By:       //G. Robert Berzins//
                             --------------------------------------------------
                             Name:    G. Robert  Berzins
                                  ---------------------------------------------
                             Title:      Authorized Signatory
                                   --------------------------------------------


                        LEHMAN COMMERCIAL PAPER, as a Lender


                        By:       //G. Robert Berzins//
                             --------------------------------------------------
                             Name:    G. Robert Berzins
                                  ---------------------------------------------
                             Title:      Authorized Signatory
                                   --------------------------------------------

                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 89

                        TEXTRON FINANCIAL CORPORATION, as a Lender


                        By:       //Matthew J. Colgan//
                             --------------------------------------------------
                             Name:    Matthew J. Colgan
                                  ---------------------------------------------
                             Title:     Vice President
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 90

                        UNION BANK OF CALIFORNIA, N.A., as a Lender


                        By:       //Peter Connoy//
                             -------------------------------------------------
                             Name:    Peter Connoy
                                  --------------------------------------------
                             Title:     Vice President
                                   -------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 91

                        VAN KAMPEN CLO I, LIMITED, as a Lender
                        By:  Van Kampen Management, Inc., as Collateral Manager

                        By:       //Brad Langs//
                             ---------------------------------------------------
                             Name:      Brad Langs
                                  ----------------------------------------------
                             Title:      Vice President
                                   ---------------------------------------------


                        VAN KAMPEN CLO II, LIMITED, as a Lender
                        By:  Van Kampen Management, Inc., as Collateral Manager

                        By:       //Brad Langs//
                             ---------------------------------------------------
                             Name:      Brad Langs
                                  ----------------------------------------------
                             Title:      Vice President
                                   ---------------------------------------------



                        VAN KAMPEN SENIOR INCOME TRUST, as a Lender
                        By:  Van Kampen Investment Advisory Corp.


                        By:       //Brad Langs//
                             ---------------------------------------------------
                             Name:      Brad Langs
                                  ----------------------------------------------
                             Title:      Vice President
                                   ---------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 92

                        WASHINGTON MUTUAL BANK, as a Lender


                        By:       //Tony Yee//
                             --------------------------------------------------
                             Name:      Tony Yee
                                  ---------------------------------------------
                             Title:        Assistant Vice President
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 93

                        WEBSTER BANK, as a Lender


                        By:       //Paul T. Savino//
                             --------------------------------------------------
                             Name:     Paul T. Savino
                                  ---------------------------------------------
                             Title:      Vice President
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 94

                        NIB CAPITAL BANK N.V., as a Lender


                        By:       //Henny J. Th. Spanjaard//
                             --------------------------------------------------
                             Name:      Henny J. Th. Spanjaard
                                  ---------------------------------------------
                             Title:         Head Special Credits
                                   --------------------------------------------


                        By:       //E.M. Snatore//
                             --------------------------------------------------
                             Name:      E.M. Snatore
                                  ---------------------------------------------
                             Title:        Head Risk Management
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 95

VERESTAR SUBSIDIARY     MARITIME TELECOMMUNICATIONS NETWORK, INC.
GUARANTORS:


                        By:       //Matthew Petzold//
                             --------------------------------------------------
                             Name:  Matthew Petzold
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------


                        VERESTAR INTERNATIONAL, INC.


                        By:       //Matthew Petzold//
                             --------------------------------------------------
                             Name:  Matthew Petzold
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------


                        VERESTAR NETWORKS, INC.

                        By:       //Matthew Petzold//
                             --------------------------------------------------
                             Name:  Matthew Petzold
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------


GUARANTORS:             ATC GP, INC.

                        By        //Brad Singer//
                             --------------------------------------------------
                             Name:  Brad Singer
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------

                        ATC OPERATING, INC.

                        By        //Brad Singer//
                             --------------------------------------------------
                             Name:  Brad Singer
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------



                        ATC LP, INC.

                        By        //Brad Singer//
                             --------------------------------------------------
                             Name:  Brad Singer
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------




                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 96

                        ATS/PCS, LLC

                        By        //Brad Singer//
                             --------------------------------------------------
                             Name:  Brad Singer
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------



                        OMNIAMERICA HOLDINGS CORPORATION

                        By        //Brad Singer//
                             --------------------------------------------------
                             Name:  Brad Singer
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------



                        OMNIAMERICA TOWERS, INC.

                        By        //Brad Singer//
                             --------------------------------------------------
                             Name:  Brad Singer
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------



                        NEW LOMA COMMUNICATIONS, INC.

                        By        //Brad Singer//
                             --------------------------------------------------
                             Name:  Brad Singer
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------



                        ATC TOWER SERVICES, INC.

                        By        //Brad Singer//
                             --------------------------------------------------
                             Name:  Brad Singer
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------



                        COMM SITE INTERNATIONAL, INC.

                        By        //Brad Singer//
                             --------------------------------------------------
                             Name:  Brad Singer
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 97

                        COMM SITE TOWERS, INC.

                        By        //Brad Singer//
                             --------------------------------------------------
                             Name:  Brad Singer
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------



                        US SITELEASE, INC.

                        By        //Brad Singer//
                             --------------------------------------------------
                             Name:  Brad Singer
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------



                        AMERICAN TOWER PA LLC

                        By        //Brad Singer//
                             --------------------------------------------------
                             Name:  Brad Singer
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------



                        UNISITE, INC.

                        By        //Brad Singer//
                             --------------------------------------------------
                             Name:  Brad Singer
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------



                        AMERICAN TOWER DELAWARE CORPORATION

                        By        //Brad Singer//
                             --------------------------------------------------
                             Name:  Brad Singer
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------



                        AMERICAN TOWER MANAGEMENT, INC.

                        By        //Brad Singer//
                             --------------------------------------------------
                             Name:  Brad Singer
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 98

                        ATC MIDWEST, LLC

                        By        //Brad Singer//
                             --------------------------------------------------
                             Name:  Brad Singer
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------


                        TELECOM TOWERS, LLC

                        By        //Brad Singer//
                             --------------------------------------------------
                             Name:  Brad Singer
                                  ---------------------------------------------
                             Title:  Chief Financial
                                   --------------------------------------------


                        SHREVEPORT TOWER COMPANY

                        By        //Brad Singer//
                             --------------------------------------------------
                             Name:  Brad Singer
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------


                        AMERICAN TOWER TRUST #1

                        By        //Brad Singer//
                             --------------------------------------------------
                             Name:  Brad Singer
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------


                        ATC SOUTH LLC

                        By        //Brad Singer//
                             --------------------------------------------------
                             Name:  Brad Singer
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------


                        MHB TOWER RENTALS OF AMERICA, LLC

                        By        //Brad Singer//
                             --------------------------------------------------
                             Name:  Brad Singer
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------

                        ATC INTERNATIONAL HOLDING CORP.

                        By        //Brad Singer//
                             --------------------------------------------------
                             Name:  Brad Singer
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------

                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 99

                        FLASH TECHNOLOGY INTERNATIONAL, INC.

                        By        //Brad Singer//
                             --------------------------------------------------
                             Name:  Brad Singer
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------

                        AMERICAN TOWER TRUST #2

                        By        //Brad Singer//
                             --------------------------------------------------
                             Name:  Brad Singer
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------

                        KLINE IRON & STEEL CO., INC.

                        By        //Brad Singer//
                             --------------------------------------------------
                             Name:  Brad Singer
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------

                        CAROLINA TOWERS, INC.

                        By        //Brad Singer//
                             --------------------------------------------------
                             Name:  Brad Singer
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------


                        ATC MEXICO HOLDING CORP.

                        By        //Brad Singer//
                             --------------------------------------------------
                             Name:  Brad Singer
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------


                        ATC MEXHOLD, INC.

                        By        //Brad Singer//
                             --------------------------------------------------
                             Name:  Brad Singer
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------

                        ATC SOUTH AMERICA HOLDING CORP.

                        By        //Brad Singer//
                             --------------------------------------------------
                             Name:  Brad Singer
                                  ---------------------------------------------
                             Title:  Chief Financial Officer
                                   --------------------------------------------


                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                              Signature Page 100

                        SALOMON BROTHERS HOLDING COMPANY, INC. as a Lender

                        By        //Pierre Batrouni//
                             --------------------------------------------------
                             Name:  Pierre Batrouni
                                  ---------------------------------------------
                             Title:    Vice President
                                   --------------------------------------------






                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                              Signature Page 101

                        ROBECO CDO II, LTD., as a Lender


                        By        //Harry M. Sharlach//
                             --------------------------------------------------
                             Name:  Harry M. Sharlach
                                  ---------------------------------------------
                             Title:    Director, Portfolio Manager
                                   --------------------------------------------





                                                           AMERICAN TOWER, L. P.
                                             SEVENTH AMENDMENT TO LOAN AGREEMENT
                                                              Signature Page 102